CONFIDENTIAL PATENT PURCHASE AGREEMENT

This CONFIDENTIAL PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into on August 9, 2012 (the “Effective Date”), by and between Nokia Corporation, a company organized under the laws of Finland (“Nokia”) and Vringo, Inc., a corporation organized under the laws of the State of Delaware (“Purchaser”). Nokia and Purchaser are herein referred to separately as “a party” or collectively as “the parties.”

RECITALS

WHEREAS, Purchaser wishes to acquire certain patents and patent applications owned by Nokia, and Nokia wishes to sell such patents and patent applications to Purchaser in exchange for payments and consideration described herein.

NOW THEREFORE, in consideration of the mutual covenants and conditions stated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as set forth herein.

AGREEMENT

1.           Definitions

“Affiliate” means (a) with respect to Purchaser, any entity Controlling, Controlled by, or under common Control with Purchaser whether in the past, present or future for so long, and only for so long, as such Control exists; (b) with respect to Nokia, any entity Controlling, Controlled by, or under common Control with Nokia as of the Effective Date and for so long, and only for so long, thereafter as such Control continues to exist; (c) [***], and (d) with respect to any third party, any entity Controlling, Controlled by, or under common Control with such third party for so long, and only for so long, as such Control exists.

“Agreement” shall have the meaning set forth in the first paragraph hereto.

“Applicable Law” shall have the meaning set forth in Section 13.6(a).

“Assign” means to sell, assign, convey, delegate or otherwise transfer any right, title or interest in or to this Agreement, in each case whether directly or indirectly, expressly or impliedly, voluntarily or involuntarily, in one or a series of transactions, by contract, operation of law or otherwise (including without limitation by means of any merger, consolidation, recapitalization, liquidation, dissolution, Change of Control, transfer or sale of all or substantially all of a business, or similar transaction).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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“Assigned Patents” means (a) all patents and patent applications listed in Exhibit A hereto; (b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such patents and patent applications (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); (c) all patents and patent applications (i) to which any or all of the foregoing directly or indirectly claims priority to, or the benefit of, the filing date, or (ii) for which any or all of the foregoing directly or indirectly forms a basis for priority or otherwise provides the benefit of an earlier filing date; and (d) all foreign counterparts to any or all of the foregoing, and all utility models, certificates of invention, patent registrations and equivalent rights worldwide.

“Change of Control” shall mean any one or more of the following, whether directly or indirectly, voluntarily or involuntarily, by agreement, operation of law or otherwise, and whether by means of one transaction or a series of related transactions: (a) the acquisition of a party or any Affiliate Controlling such party by another entity (including, without limitation, by means of any stock acquisition, reorganization, merger, consolidation or similar business combination) other than a transaction or series of transactions in which the holders of the voting securities of such party or any Affiliate Controlling such party (as applicable) outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of securities of such party or any Affiliate Controlling such party (as applicable) held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of such party or any Affiliate Controlling such party (as applicable), or such surviving entity, outstanding immediately after such transaction or series of transactions; (b) the sale, lease, license, assignment, transfer or other conveyance or disposition of all or substantially all the business, properties or assets of such party; or (c) the commencement of any a proceeding under Title 11 of the United States Code (11 U.S.C. § 101 et seq.) or other insolvency, liquidation, reorganization, receivership, moratorium, dissolution or winding up or other similar proceeding of such party or any Affiliate Controlling such party.

“Claims” means claims, counterclaims and cross-claims, as well as any and all actions, causes of action, costs, damages, debts, demands, expenses, liabilities, losses, obligations, proceedings, and suits of every kind and nature, liquidated or unliquidated, fixed or contingent, in law, equity or otherwise and whether presently known or unknown.

[***].

“Control” means (a) direct or indirect ownership of more than fifty percent (50%) of the outstanding shares representing the right to vote for members of the board of directors or other managing officers of an entity, or (b) for an entity that does not have outstanding shares, more than fifty percent (50%) of the direct or indirect ownership interest representing the right to make decisions for such entity.

“Customer(s)” means direct and indirect distributors, resellers, dealers and customers (including end-user customers) of Licensed Products of Nokia, its Affiliates or NSN (in each case, solely to the extent acting in such capacity).

“Effective Date” shall have the meaning set forth in the first paragraph hereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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“Encumbrance” means any lien, charge, claim, pledge, security interest, conditional sale agreement or other title retention agreement, lease, mortgage, security agreement, right, option, restriction, immunity, license, covenant, adverse claim or other encumbrance, including without limitation any (a) patent licenses or sublicenses, covenants not to assert and/or similar patent immunities; (b) rights to renew or extend pre-existing patent licenses exercised solely by third parties (such as legally binding options); and (c) releases for past infringement.

“Enforcement Activities” shall have the meaning set forth in Section 8.1.

“Essential Cellular Patents” means Assigned Patents which have been declared essential to the GSM/GPRS Standard or UMTS Standard, including Patents, listed in Exhibit B.

“Existing Encumbrances” means, in relation to the Assigned Patents, (a) pre-existing patent licenses, covenants not to assert and/or similar patent immunities, including the license to Nokia set forth herein; (b) rights to renew or extend pre-existing patent licenses exercised solely by third parties (such as legally binding options); (c) releases for past infringement; (d) pre-existing commitments or assurances pursuant to Nokia’s or its Affiliates’ standards- or specifications-related activities, and/or (e) [***], in each case of (a), (b), (c), (d) and (e) which transfer in connection with the transfer of the Assigned Patent(s) and/or which Nokia or any of its Affiliates has committed to maintain in connection with the transfer of such Assigned Patent(s), solely in the form they existed prior to the Effective Date.

[***].

“Grantee” shall have the meaning set forth in Section 6.1.

“Grantor” shall have the meaning set forth in Section 6.1.

“Gross Revenue” means (i) all cash and other tangible consideration collected and/or received by Purchaser or its Affiliates from third parties (including under patent licenses, covenants not to assert, releases from past infringement, other licenses and patent Sale (excluding any Sale that causes an Impairment Payment)) in consideration for the grant of rights or immunities under one or more of the Assigned Patents or Later Acquired Patents (whether in connection with or otherwise related to an agreement or other settlement that includes one or more Assigned Patents or Later Acquired Patents) and (ii) any withholdings by third parties from any such consideration collected by Purchaser, including contingency fee arrangements with attorneys relating to the Assigned Patents or Later Acquired Patents where such fee was withheld by such attorneys from any settlement amount. Any Gross Revenues collected under this Agreement in a currency other than US Dollars may be converted to US Dollars at the interbank rate as of the date on which such amount is collected and/or received by Purchaser.

“GSM/GPRS Standard” means the TDMA based GSM/GPRS specification as defined by ETSI and/or 3GPP prior to and at the time of the Effective Date as well as any updates or releases in respect of such GSM/GPRS Standard by ETSI, 3GPP and/or other relevant telecommunications standard setting bodies, as long as not fundamentally technically altering the character thereof, and includes E-GPRS (EDGE), GPRS/HSCSD/EDGE/EGSM and GSM850.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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“Impairment Event” means any of the following by Purchaser or its Affiliate: (a)(i) the Sale of any Essential Cellular Patent to any third party, or (ii) the Sale to a third party in a single transaction of more than [***] percent ([***]%), or in aggregate [***] percent ([***]%), of the Assigned Patents (other than the Essential Cellular Patents); or (b) [***]. Notwithstanding the foregoing, an Impairment Event shall exclude (x) any Sale of an Assigned Patent (i) to any Affiliate of Purchaser, or (ii) in connection with the transfer or sale of all or substantially all of its business or assets to which this Agreement relates, or in the event of its merger, consolidation, recapitalization, liquidation, dissolution, Change of Control or similar transaction, provided that (A) any such assignee shall assume all obligations of Purchaser under this Agreement applicable to such Assigned Patent that is the subject of such Sale, and (B) if the Purchaser continues to be a separate legal entity after such Sale, Purchaser shall continue to be liable for all its obligations under this Agreement (including without limitation such Assigned Patent), and (y) [***].

“Impairment Payment” shall have the meaning set forth in Section 5.3.

“Impairment Payment Amount” means, with respect to an Impairment Event, the remainder of [***].

“Initial Payment” shall have the meaning set forth in Section 4.2.

“Later Acquired Patents” means any Patents which are acquired or controlled by Purchaser at any time after the Effective Date other than the Assigned Patents and which are received as consideration for rights acquired by a third party under the Assigned Patents or earlier Later Acquired Patents such as a patent license, covenant not to assert, release from past infringement, technology license and/or patent Sale (excluding any Sale that causes an Impairment Payment).

“License” shall have the meaning set forth in Section 6.1.

“Licensed Products” means all software, products and services of Nokia, its Affiliate or NSN, in each case that are designed, made, used, sold, offered for sale, imported and otherwise provided and disposed of by or for Nokia, its Affiliate or NSN (as applicable) as its own software, products and services.

“Nokia” shall have the meaning set forth in the first paragraph hereto.

“NSN” means Nokia Siemens Networks B.V., a private limited liability company incorporated under the laws of the Netherlands, including any and all Affiliates of such entity.

“Patent” means any and all (a) patents and patent applications; (b) reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of such patents and patent applications (whether pending, issued, abandoned or filed prior to, on or after the Effective Date); and (c) foreign counterparts to any or all of the foregoing, and all utility models, certificates of invention, patent registrations and equivalent rights worldwide.

“Payment in Full Date” shall have the meaning set forth in Section 3.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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“Pre-Assignment Agreements” means any and all agreements relating to any Encumbrance on the Assigned Patents entered into by Purchaser or its Affiliates between the Effective Date and the date of assignment of the Assigned Patents to Nokia or its designee pursuant to Section 8.

“Purchaser” shall have the meaning set forth in the first paragraph hereto.

[***].

[***].

[***].

“Reporting Quarter” means a three-month accounting period ending on each of March 31, June 30, September 30, and December 31; provided, however, that the initial Reporting Quarter shall begin on the Effective Date and end on December 31, 2012.

“Reporting Year” means each period of four (4) consecutive Reporting Quarters beginning upon the Effective Date and ending upon the last day of the fourth Reporting Quarter thereafter.

“Royalty” shall have the meaning set forth in Section 4.3.

“Sale” shall mean the sale, transfer, assignment or exclusive license (with the right to enforce and grant sublicenses) of an Assigned Patent, and “Sell” shall mean to consummate a Sale.

“Standards Organization” means any standards organization, standards body, standards developing organization (SDO), standards setting organization (SSO), or any other organization, entity, association, body or other group of any type whatsoever that may impose upon an affiliated or associated member or participant an obligation or commitment to any Encumbrance on an Assigned Patent.

“Supply” shall have the meaning set forth in Section 6.1.

[***].

“UMTS Standard” means The Universal Mobile Telecommunications System Standard as promulgated by 3GPP and/or ETSI, as well as the TD-SCDMA, FOMA, HSPA, HSPA+, HSUPA and HSDPA Standards being derivative standards thereof.

[***] shall mean[***].

2.           Assignment of Patents; Compliance with Existing Encumbrances

2.1         Patent Assignment. Nokia hereby sells and assigns to Purchaser, and Purchaser hereby acquires and accepts from Nokia, all right, title and interest in, to and under the Assigned Patents, including any and all inventions and discoveries claimed therein, any and all rights entitled by the original owner of the Assigned Patents and all rights to sue for past, present and future infringement, to collect royalties under such Assigned Patents, to prosecute all existing Assigned Patents worldwide, to apply for additional Assigned Patents worldwide and to have Assigned Patents issue in the name of Purchaser or its designated Affiliate. For the avoidance of doubt, no patent license or other agreements related to the Assigned Patents are being assigned to Purchaser under this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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2.2         Assignment of Causes of Action. Nokia hereby sells and assigns to Purchaser, and Purchaser hereby acquires and accepts from Nokia, all right, title and interest in, to and under all causes of action and enforcement rights of any type or nature whatsoever, whether known, unknown, currently pending, filed, or otherwise, for the Assigned Patents, including all rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Assigned Patents.

2.3         Existing Encumbrances. The Assigned Patents are assigned and transferred subject to the Existing Encumbrances, and Purchaser hereby commits to respect such Existing Encumbrances, including without limitation Purchaser shall ensure that any subsequent sale, assignment, lien, mortgage or other transfer of the Assigned Patents by Purchaser or its future assignees, transferees or successors of any Assigned Patents shall be made subject to Existing Encumbrances. For the avoidance of doubt, any pre-existing patent license agreements related to the Assigned Patents, including, without limitation, any related royalty payments, shall not be assigned or transferred to Purchaser.

3.           Delivery

3.1         Executed Assignment. Upon the date (the “Payment in Full Date”) on which Nokia receives payment in full of the Initial Payment, Nokia shall execute an assignment (“Assignment”) attached hereto as Exhibit C suitable for recordation with the United States Patent and Trademark Office and other patent offices worldwide.

3.2         Delivery. Within forty-five (45) days following the Payment in Full Date, Nokia shall send, or instruct its counsel and attorneys to send to Purchaser, the executed original or certified copy of the Assignment along with all material files and documents in the possession of or available to Nokia regarding patent prosecution of the Assigned Patents including (a) prosecution history files for all issued, pending or abandoned Assigned Patents, (b) a current electronic copy of a docketing report for the Assigned Patents accurately setting forth to the best of Nokia’s knowledge any and all dates relevant to the prosecution or maintenance of the Assigned Patents, including information relating to deadlines through and including a period of not less than the following three (3) months, payments and filings for the Assigned Patents, and the names, business addresses, email addresses, and phone numbers of all prosecution counsel and agents and (c) any other material files and documents not otherwise provided under Section 3.2 (a) through (b) in the possession of Nokia’s outside attorneys who have been involved in the prosecution of any of the Assigned Patents.

3.3         Cooperation After Payment in Full Date. Nokia further covenants and agrees that after the Payment in Full Date, it shall, upon request and without further consideration, promptly execute and deliver to Purchaser any and all other documents and materials, and take any and all reasonable further actions, that are reasonably necessary for Purchaser to perfect its title in the Assigned Patents.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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4.           Consideration and Payment Terms

4.1         Consideration. Consideration for the Assigned Patents shall be comprised of the Initial Payment and Royalty as set forth herein.

4.2         Initial Payment. Purchaser hereby agrees to pay to Nokia the amount of Twenty-Two Million US Dollars (USD22,000,000) (“Initial Payment”) as partial consideration for the Assigned Patents. Purchaser shall pay the Initial Payment to Nokia on or before September 14, 2012.

4.3         Royalty.

(a)           If and to the extent Gross Revenue exceed Twenty-Two Million US Dollars (USD22,000,000), Purchaser hereby agrees to pay to Nokia 35% (thirty five per cent) of such excess Gross Revenue (the “Royalty”).

(b)           To the extent Gross Revenue comprises cash or cash equivalents, Purchaser shall pay the applicable Royalty in the form of such cash or cash equivalents. To the extent Gross Revenue comprises tangible consideration other than cash or cash equivalents, Purchaser shall pay the applicable Royalty (i) in the form of the applicable share of such tangible consideration representing the Royalty thereon (to the extent divisible and transferable), and (ii) in the form of the applicable interest in such tangible consideration representing the Royalty thereon (to the extent not divisible or transferable).

(c)           In the event of a Change of Control of Purchaser, Purchaser (or its successor-in-interest, as applicable) shall continue to be bound by the obligation to pay the Royalty and comply with any and all other obligations of Purchaser under this Agreement.

4.4         Royalty Payments. The Royalty is payable within forty five (45) days after the end of each Reporting Quarter ending on March 31, June 30 or September 30, and within seventy five (75) days after the end of each Reporting Quarter ending on December 31. The parties agree that the share of Gross Revenue payable to Nokia will be calculated and paid in US Dollars.

4.5         Payments. All payments from Purchaser to Nokia hereunder shall be made in United States Dollars by means of wire transfer to the account specified in Exhibit D.

4.6         Assignability of Royalty. Nokia shall have the right to transfer and assign, either in whole or in part, its right to receive the Royalty, subject to the following: If Nokia desires to transfer and assign, whether directly or indirectly in whole or in part, its right to receive the Royalty to a third party, Nokia shall not so assign and transfer such right unless and until Nokia first offers to enter into an agreement to assign and transfer to Purchaser such right on such terms and conditions as such third party in good faith is prepared to enter into such agreement with Nokia. Purchaser shall have seven (7) days to accept or reject the offer to enter into such an agreement with Nokia on such terms and conditions. Nokia shall not enter into such an agreement with any third party unless and until Purchaser rejects such offer or such seven (7) day period expires without being accepted by Purchaser, whichever comes first, and Nokia may only enter into such an agreement with such third party if the terms and conditions offered to such third party are the same as (or more favorable to Nokia than) those offered to Purchaser. Nokia shall give Purchaser prompt notice of any such sale or assignment to a third party. The foregoing right of first refusal shall not apply to any transfer and sale to an Affiliate of Nokia provided that such Affiliate shall continue to be bound by such right of first refusal if it desires to further transfer and assign such right. Any transfer or assignment, either in whole or in part, by Nokia of its right to receive the Royalty shall not relieve Nokia for any of its obligations hereunder.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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5.           General Obligations of Purchaser

5.1         Conduct of the Business. Purchaser shall exercise reasonable commercial efforts to monetize the Assigned Patents consistent with prudent business practices; provided, however, in light of the volume, breadth and extent of the Assigned Patents, Purchaser shall have the sole right in its discretion to determine the strategy, manner, timing, nature and extent of any and all actions (and inactions) to monetize the Assigned Patents. Purchaser shall employ, contract or otherwise retain the services of appropriate legal, technical, financial and administrative personnel, advisors and agents to conduct and operate its business. In addition to and without limiting the generality of the foregoing, no later than one business day following Purchaser’s or its Affiliate’s commencement of any patent infringement or other litigation to enforce the Assigned Patents that is filed in any court of law, which, for greater certainty, shall be in Purchaser’s sole discretion, Purchaser shall provide Nokia with notice of such action and, if the action is brought in the United States and to the extent that Purchaser’s counsel indicates disclosure is permitted under applicable rules or regulations, Purchaser shall provide Nokia a copy of the related complaint and initial filings. Nokia recognizes that such notice may be considered “material non-public information” for purposes of United States federal securities laws, and Nokia shall abide by all securities laws relating to the handling of, and acting upon, such information until (A) Purchaser or its Affiliate discloses such information publicly, (B) a third party discloses such information publicly, or (C) such information becomes otherwise publicly available through no fault of Nokia.

5.2         Bundling.

(a)         Neither Purchaser nor its Affiliates shall grant any Encumbrance on the Assigned Patents to any third party that has been granted an Encumbrance under other Patents by Purchaser or its Affiliate [***] ([***]) [***], nor shall Purchaser or its Affiliate grant an Encumbrance to any Patents to a third party that has been granted an Encumbrance by Purchaser or its Affiliate to the Assigned Patents within the previous [***] ([***]) [***]; and

(b)         No Encumbrance of any Assigned Patent shall be included, bundled, or otherwise combined with an Encumbrance of any other Patents under which Purchaser or its Affiliates has the right to grant an Encumbrance.

5.3         Impairment Events. Concurrent with the occurrence of an Impairment Event, Purchaser shall pay to Nokia the applicable Impairment Payment Amount (the “Impairment Payment”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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5.4         Non-Circumvention. Purchaser acknowledges and agrees that the Royalty is intended to capture Nokia’s share of the economic benefit of monetizing the Assigned Patents and agrees not to circumvent the Royalty, directly or indirectly, with the purpose or effect of impairing the economic value thereof to Nokia. Any Sale by Purchaser or its future assignees or transferees of any of the Assigned Patents shall be made subject to (a) the Existing Encumbrances and (b) the licenses granted herein, and Purchaser shall take appropriate measures to comply with this Section 5.4. Any Sale which fails to so provide shall be null and void.

6.           License

6.1         License to Nokia. Subject to the terms and conditions of this Agreement, Purchaser on behalf of itself and its Affiliates (collectively “Grantor”) grants to Nokia, its Affiliates, and NSN (each as a “Grantee”), effective as of the Effective Date, a worldwide, irrevocable, non-exclusive, perpetual, and fully paid-up license, without the right to grant sublicenses, under any and all Assigned Patents solely for Grantee’s own business purposes to (a) make, have made (including the right to have Customers make copies of Grantee’s software and distribute or use such copies), use, lease, import, offer for sale, sell, supply, distribute, host, render, otherwise transfer and promote the commercialization of (collectively “Supply”), Grantee’s Licensed Products, (b) use any software, product or service, and practice any process or method while carrying-out the Supply of Grantee’s Licensed Products, and (c) perform any activities that, in absence of this Agreement, would constitute inducement or contributory infringement in furtherance of the Supply of Grantee’s Licensed Products (the “License”).

6.2         Past Release. Purchaser, on behalf of itself and its Affiliates, irrevocably releases, acquits and forever discharges Nokia, its Affiliates, and NSN and all their respective Customers, and each of their respective officers, directors, employees, agents, successors, assigns, representatives, and attorneys from and against any and all Claims which Purchaser or its Affiliates may have or obtain based on acts prior to the Effective Date, which, had they been performed on or after the Effective Date, would have been licensed or otherwise immunized under this Agreement, including any infringement, misappropriation or other violation, or alleged infringement, misappropriation or other violation, of any Assigned Patents (whether direct, contributory or by inducement, and whether or not willful) based on Licensed Products (or the manufacture, use, sale, offer for sale, import, export or other exploitation thereof).

6.3         Combinations. Without limiting the rights granted hereunder, the licenses granted in Section 6.1 extend to the Supply by or on behalf of each Grantee, and their respective Customers, of a combination of a Licensed Product with any third-party software, products and services.

6.4         Reservation of Rights. All rights not expressly granted in this Agreement are reserved. No additional rights whatsoever (including, without limitation, any implied licenses) are granted by implication, exhaustion, estoppel or otherwise.

6.5         Changes of Status. Notwithstanding anything to the contrary in this Agreement, if an entity ceases to be an Affiliate of Nokia or Nokia Siemens Networks B.V., such entity automatically thereafter shall cease to be a Grantee. In the event of a Change of Control of Nokia or NSN, then Licensed Products of Nokia and its Affiliates, or NSN (as applicable), automatically thereafter shall be limited solely (a) to those Licensed Products of Nokia and its Affiliates, or NSN (as applicable), in commercial production or sale immediately prior to giving effect to such Change of Control, and (b) to products of Nokia and its Affiliates, or NSN (as applicable), that are designated in good faith as follow-on versions or models of the Licensed Products described in clause (a) and in the same product lines of Nokia and its Affiliates, or NSN (as applicable), provided that such follow-on versions or models do not alter or add in any material respect any new or different form, function or feature. In no event shall a Licensed Product directly or indirectly include any product that is not specifically described in clause (a) or (b) above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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6.6         New Affiliates License. If an Affiliate is acquired by Nokia or an Affiliate thereof after the Effective Date, the Affiliate shall be deemed a Grantee under Section 6.1 and the licenses and covenants granted under this Agreement shall extend to such Affiliate as from the date of acquisition.

6.7         [***].

7.           Audit; Reporting Rights

7.1         Quarterly Reports. Within forty five (45) days after the end of each Reporting Quarter ending on March 31, June 30 or September 30, and within seventy five (75) days after the end of each Reporting Quarter ending on December 31, Purchaser shall provide a written report to Nokia containing the following information:

(a)         Gross Revenue with respect to such preceding Reporting Quarter;

(b)         the amount due and payable to Nokia, if any, under the Royalty with respect to such preceding Reporting Quarter; and

(c)         calculations supporting Purchaser’s determinations under Sections 7.1(a) and 7.1(b).

7.2         Annual Report. On at least an annual basis, Purchaser shall provide Nokia a written report summarizing key business developments and operations during the preceding year, as well as an overview of Purchaser’s licensing activities and market environment (including the number, but excluding the names, of its third party contacts during the reporting period). The annual report shall be provided in addition to the quarterly reports described above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

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7.3         Records. Purchaser shall maintain complete and accurate books, records and accounts in sufficient detail to confirm the accuracy of the Royalty due hereunder. Such books, records and accounts shall be retained by Purchaser until the later of (a) three (3) years after the end of the period to which such books, records and accounts pertain, and (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by applicable law.

7.4         Information Rights; Audit. Purchaser shall permit Nokia to audit Purchaser’s books of account and records in accordance with the procedures set forth below; provided, however, that Purchaser shall not be obliged pursuant to this Section 7.4 to provide access to any information the disclosure of which would adversely affect the attorney-client privilege between Purchaser and its counsel. Nokia shall have the right to have an independent certified public accounting firm of nationally recognized standing, selected by Nokia, inspect Purchaser’s books of account and records and have access to Purchaser’s officers during normal business hours, and upon reasonable prior notice, to such of the records of Purchaser (and its Affiliates) as may be reasonably necessary to verify the accuracy of any calculations that formed the basis for a payment to Nokia hereunder during the thirty six (36) months prior to the date of such request (other than records for any period for which Nokia already has conducted an audit); provided, however, that Nokia shall not have the right to conduct more than one such audit in any twelve (12) month period. Nokia shall bear the cost of such audit unless the audit reveals a variance of more than the greater of (a) [***] percent ([***]%) or (b) [***] ([***]) from the reported Gross Revenue, in which case Purchaser shall bear the out of pocket cost of such audit charged by such accounting firm for such audit. The parties agree that errors in form, including, e.g., allocating payments to an incorrect reporting period, and other acts which do not affect aggregate amounts paid under this Agreement will not be included in the calculation of the variance revealed by an audit, provided, however, that only payments made before Nokia’s notice requesting commencement of an audit shall be included in aggregate amounts paid and taken into account in the audit. If, based on the results of such audit, additional payments are owed by Purchaser under this Agreement, Purchaser shall make such additional payments within thirty (30) days after the date on which such audit report is delivered to Purchaser. Nokia shall cause its accounting firm to retain all financial information subject to review under this Section 7.4 in strict confidence, and Purchaser shall have the right to require that such accounting firm, prior to conducting such audit, to enter into an appropriate non-disclosure agreement with Purchaser regarding such financial information. The accounting firm shall disclose to Nokia only whether the reports are correct or not and the amount of any discrepancy. No other information shall be shared, unless Purchaser agrees to comply with its additional payment obligations, if any, pursuant to an audit report.

For the avoidance of doubt, the audit and information rights set forth in this Section 7 do not confer on Nokia any rights to direct, control or influence Purchaser’s strategy or conduct.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 11

8.           Assignment Obligation of Purchaser

8.1         Covenant. If, at any time prior to the seventh (7th) anniversary of the Effective Date, Purchaser or any of its Affiliates files a lawsuit, including an action before the United States International Trade Commission, or otherwise commences legal proceedings in a court of law against Nokia and/or its Affiliate(s) accusing Nokia and/or its Affiliate(s) of the infringement of any Patent owned or controlled by Purchaser or its Affiliates by the Supply by Nokia or its Affiliates (as the case may be) of the Licensed Products of Nokia or its Affiliates (as applicable) (“Enforcement Activities”), Nokia shall have the right to require Purchaser to assign the Assigned Patents to Nokia or its designee, which right only may be exercised thirty (30) days after providing notice to Purchaser of Nokia’s intent if Purchaser or its Affiliate has not withdrawn its lawsuit or other action by the end of such thirty (30) day period. If Nokia timely exercises such right by giving Purchaser written instructions requiring such assignment in accordance with this Section 8.1 , then Purchaser shall assign the Assigned Patents to Nokia or its designee (in accordance with the instructions of Nokia) by executing and delivering to Nokia an assignment in substantially the form of Exhibit C within ten (10) business days following Purchaser’s receipt of such written instructions requiring such assignment from Nokia, in exchange for [***] US Dollars (USD [***]), without representation or warranty (express or implied) of any kind, other than representations and warranties substantially similar to those provided by Nokia in Section 12.1. Any such assignment of the Assigned Patents to Nokia or its designee in accordance with this Section 8 shall be subject to the Pre-Assignment Agreements. Upon any such assignment of the Assigned Patents to Nokia or its designee in accordance with this Section 8, neither the Pre-Assignment Agreements nor any consideration received by or owing to Purchaser or its Affiliates thereunder shall be assigned. For clarity, Purchaser shall continue to administer all such Pre-Assignment Agreements for the duration of their terms (including any renewal or extension thereof exercised solely by a third party pursuant to existing contractual provisions of a Pre-Assignment Agreement), and the rights of Purchaser and its Affiliates to continue to receive consideration thereunder, as well as Purchaser’s obligation to pay the Royalty associated with the Pre-Assignment Agreements, shall survive any such assignment.

8.2         Termination of Obligations. The provisions of Section 8 shall not apply in the event of any lawsuit, including an action before the United States International Trade Commission, or other legal proceedings in a court of law, by Purchaser or its Affiliate in response to any claim, demand, action or other proceeding against Purchaser or its Affiliate directly or indirectly challenging the title, validity, enforceability or claim construction of any Assigned Patent or seeking a judgment or other determination of non-infringement of any Assigned Patent. If an entity ceases to be an Affiliate of Nokia, the provisions of Section 8 automatically thereafter shall cease to apply to such entity. In the event of a Change of Control of Nokia, the provisions of Section 8 automatically thereafter shall cease to apply in their entirety.

9.           Compliance with Existing Encumbrances

[***].

10.         Delivery; Prosecution; Cooperation

10.1       Continued Prosecution. Nokia or its Affiliates shall pay, or cause to be paid, any maintenance fees, annuities and the like relating to the Assigned Patents for which the fee is due within sixty (60) days of the Effective Date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 12

10.2       Cooperation After Effective Date. Nokia further covenants and agrees that after the Effective Date, it shall, upon request and without further consideration, without unnecessary delay execute and deliver to Purchaser any and all other documents and materials, and take any and all reasonable further actions (including taking reasonable action to obtain the cooperation of the named inventors), that are reasonably necessary for Purchaser to perfect its right, title and interest in the Assigned Patents. In addition, Nokia shall take, or cause to be taken, any and all reasonable actions to provide reasonable access to employee inventors of Nokia, still employed by Nokia at the time of such request, and relevant documents (including information about whether a particular third party does not have a license under the Assigned Patents) to assist Purchaser in the prosecution, maintenance or defense of the Assigned Patents.

10.3       Costs. Unless expressly specified herein or in the Related Agreements, each party shall bear its own costs in connection with and arising out of obligations set forth herein.

11.         Taxes

This Section 11 governs the treatment of all taxes arising as a result of or in connection with this Agreement, notwithstanding any other provision of this Agreement.

11.1       Responsibility for Own Taxes. Each party is responsible for all taxes (including, but not limited to, net income, gross receipts, franchise, or property taxes and taxes arising from transactions between such party and its customers) imposed on such party under applicable laws and arising as a result of or in connection with this Agreement or the transactions contemplated by this Agreement.

11.2       Payments by Purchaser.

(a)         If any taxes are required by applicable law to be withheld on payments made by Purchaser to Nokia, Purchaser may deduct such taxes from the amount owed to Nokia and pay such taxes to the appropriate taxing authority, provided that Purchaser will furnish receipts evidencing such paid taxes to Nokia in the form issued by the relevant jurisdiction. Notwithstanding the preceding sentence to the contrary, Purchaser will not withhold taxes (or will withhold taxes at a reduced rate) on payments to Nokia to the extent that Nokia timely provides Purchaser with reasonably sufficient evidence that an exemption is applicable.

(b)         The parties will use commercially reasonable efforts to mitigate, reduce, or eliminate any taxes collected from or withheld by either party pursuant to this Section 11.2.

12.         Representations and Warranties

12.1       Nokia hereby represents and warrants to Purchaser that:

(a)         Authority; Enforceability. Nokia has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation. Nokia has the right and authority to enter into this Agreement and to carry out its obligations hereunder and requires no third party consent, approval, and/or other authorization to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Nokia and constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 13

(b)         [***]. After giving effect to the sale and assignment as set forth in Section 2, Purchaser shall be the sole and exclusive owner and assignee of, and shall have good and marketable title to, all right, title and interest in the Assigned Patents, including all rights to sue for past, present and future infringement thereof, [***]. All Assigned Patents have been duly filed or registered (as applicable) with the applicable Governmental Authorities, prosecuted and maintained, including the submission of all necessary filings and fees in accordance with all requirements of applicable laws, regulations and administrative requirements of the appropriate jurisdictions. [***].

(c)         Unlicensed Companies. Nokia is the assignee of the Assigned Patents. [***].

(d)         [***].

12.2         Purchaser. Purchaser hereby represents and warrants to Nokia that:

(a)         Purchaser has been duly organized, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b)         Purchaser has the right and authority to enter into this Agreement and to carry out its obligations hereunder and requires no third party consent, approval, and/or other authorization to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes a valid and binding agreement of such party, enforceable against such party in accordance with its terms.

(c)         Purchaser’s existing agreements and other undertakings shall not result in the imposition of any encumbrances on the Assigned Patents, and Purchaser covenants and agrees not to enter into any agreements or permit any arrangements that would result in Purchaser’s existing agreements and other undertakings so imposing any encumbrances on the Assigned Patents.

13.         Miscellaneous

13.1       Applicable Law, Jurisdiction, Venue and Waiver of Jury Trial. The validity, construction, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., exclusive of its choice of law rules. Any legal suit, action or proceeding arising out of or related to or arising out of this Agreement or any transaction contemplated hereby shall be commenced solely in the United States District Court for the Southern District of New York, U.S.A., and each party (a) irrevocably submits to the personal and exclusive jurisdiction and venue of such court in any such suit, action or proceeding, and (b) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 14

13.2       LIMITATION ON CONSEQUENTIAL DAMAGES. EXCEPT IN THE CASE OF INTENTIONAL MISUSE OR GROSS NEGLIGENCE, NO PARTY SHALL BE LIABLE TO ANY OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

13.3       [***].

13.4       DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. NO PARTY MAKES ANY REPRESENTATION OR WARRANTY EXCEPT FOR THEIR RESPECTIVE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTIONS 8 AND 12, AND EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 8 AND 12 HEREOF, NEITHER PARTY GIVES THE OTHER PARTY ANY ASSURANCE (A) REGARDING THE PATENTABILITY OF ANY CLAIMED INVENTION IN, OR THE VALIDITY, OF ANY PATENT OR (B) THAT MANUFACTURE, USE, SALE, OFFERING FOR SALE, IMPORTATION, EXPORTATION OR OTHER DISTRIBUTION OF ANY PRODUCT OR METHOD DISCLOSED AND CLAIMED IN ANY PATENT SHALL NOT CONSTITUTE AN INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF OTHER PERSONS. EXCEPT AS SPECIFICALLY PROVIDED IN SECTIONS 8 AND 12 HEREOF, THE ASSIGNED PATENTS ARE ASSIGNED “AS IS” WITHOUT ANY FURTHER REPRESENTATION OR WARRANTY.

13.5       Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

13.6       Confidentiality of Terms; Announcements.

(a)         Other than the existence of this Agreement and the identity of its parties all other provisions of this Agreement shall be kept in strict confidence by the parties.

(b)         Neither party shall issue any press release or otherwise make any public statement, announcement or advertisement (each, an “Announcement”) related to this Agreement without the prior consent of the other party. Notwithstanding the parties agree to prepare a public statement regarding the assignment of the Assigned Patents to be published by Purchaser and Nokia agrees to cooperate in preparing and reviewing such public statement and Nokia shall not unreasonably withhold, delay or condition its consent for the public statement. To the extent commercially practicable, a party shall submit each Announcement to the other party, and the receiving party shall have five (5) days to review and approve any such Announcement or to propose reasonable modifications thereto. Prior to issuing or otherwise making such Announcement, the submitting party shall implement any reasonable modifications to such Announcement that are provided in writing by the receiving party within the applicable five (5) days period. If the receiving party does not respond or proposes no reasonable modifications within the applicable five (5) days period, the submitting party shall have the right to issue or otherwise make such Announcement in the form so submitted.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 15

(c)         The confidentiality obligations of the parties set forth in this Section 13.6 shall not apply to any disclosure (i) with the prior consent of the other party; (ii) to any governmental body having jurisdiction to require disclosure or to any arbitral body, to the extent required by same; (iii) as otherwise may be required by applicable law, regulation, rule of a stock exchange or automated quotation system, order of a governmental agency or a court of competent jurisdiction or legal process, including tax authorities (“Applicable Law”), and to legal and financial advisors in their capacity of advising a party in such matters; (iv) during the course of litigation, so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties; (v) to legal and financial advisors in their capacity of advising a party in such matters as needed in the normal course of business; (vi) to a bona fide potential acquiror; or (vii) to bona fide potential assignee of Royalty; provided that, in (ii) through (vii) above, (A) the parties shall use reasonable means available to minimize the disclosure to third parties, including seeking a confidential treatment request or protective order whenever appropriate or available; and (B) except for permitted disclosures to legal and financial advisors and accountants or potential acquirers and assignees, the parties provide the other party, when reasonable, with at least ten (10) days’ prior notice of such disclosure to afford the other party reasonable opportunity to object thereto or to seek confidential treatment or a protective order. Nokia acknowledges that, without limiting the foregoing, Purchaser will be required under applicable United States federal and state securities laws and regulations to make certain disclosures regarding this Agreement, and to file a copy of this Agreement with the United States Securities and Exchange Commission.

13.7         Entire Agreement; Headings. This Agreement reflects the complete understanding of the parties regarding the subject of the Agreement, and supersedes all prior related negotiations. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.8         Notices. Any notice, consent, waiver or other communication required or permitted to be given by one party to the other party pursuant to this Agreement shall be in writing, shall conspicuously reference (including in the subject line) this Agreement and the provision to which it relates, shall be delivered by any lawful means to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon actual receipt by the addressee:

If to Nokia:	If to Purchaser:

Nokia Corporation Keilalahdentie 4 02150 Espoo, Finland Attn: VP, Intellectual Property Facsimile: +358.718.038842	Vringo, Inc. 780 Third Avenue, 15th Floor New York, New York 10017, U.S.A. Attn: Chief Operating Officer Fascimile: (646) 532-6775

13.9         Relationship of Parties. The parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Purchaser and Nokia.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 16

13.10      Severability. To the extent any terms or conditions of this Agreement are held invalid or unenforceable in a jurisdiction, those terms or conditions shall be enforced to the maximum extent possible in that jurisdiction and the remaining terms and conditions shall retain full force and effect in that jurisdiction, so long as the remaining Agreement continues to express the intent of the parties.

13.11      Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement.

13.12      Assignment; Successors; Assigns.

(a)         This Agreement is personal to the parties, and except as provided in Section 4.6 or 13.12(b), neither this Agreement nor any right or obligation hereunder is Assignable by either party (whether directly or indirectly, expressly or impliedly, voluntarily or involuntarily, in one or a series of transactions, by contract, operation of law or otherwise (including without limitation by means of any merger, consolidation, recapitalization, liquidation, dissolution, Change of Control, transfer or sale of all or substantially all of a business, or similar transaction)), and shall not be Assigned by a party, without the prior express consent of the other party, which consent may be withheld at the sole discretion of said other Party.

(b)         Notwithstanding anything to the contrary in this Agreement, Purchaser shall have the right to Assign this Agreement or any of its rights or obligations hereunder (i) to an Affiliate of Purchaser, or (ii) in connection with the transfer or sale of all or substantially all of its business or assets to which this Agreement relates, or in the event of its merger, consolidation, recapitalization, liquidation, dissolution, Change of Control or similar transaction, without the prior express consent of Nokia. Any such assignee shall assume all applicable obligations of Purchaser under this Agreement.

(c)         Any purported Assignment in violation of this Section 13.12 shall be null and void. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their permitted successors and assigns.

13.13      Modifications. This Agreement may not be modified after the Effective Date except by a written amendment that expressly references this Agreement and that is signed by an authorized officer of each party.

13.14      Construction. As used in this Agreement, (a) the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation,” and (b) unless the context otherwise requires, the word “or” shall be deemed to be an inclusive “or” and shall have the meaning equivalent to “and/or.”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 17

13.15      Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, an email or facsimile copy of this Agreement, including the executed signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Agreement to the other party as soon as practicable following execution thereof.

13.16      Specific Performance. The parties agree that they would be irreparably damaged if any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that any non-performance or breach of this Agreement by any party could not be adequately compensated by monetary damages alone and that the parties would not have any adequate remedy at law. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms of this Agreement to prevent breaches or threatened breaches of any of the provisions of this Agreement without posting any bond or other undertaking, in addition to any other remedy at law or in equity.

13.17      Mutual Drafting. Each of the parties has participated in the drafting of this Agreement, which each of the parties acknowledges is the result of extensive negotiations among the parties.

13.18      Third Party Beneficiary. Notwithstanding the license and/or provisions granting rights to potential acquirer and/or assignee of Royalty nothing in this Agreement, express or implied, is intended to, or shall confer upon, any third party, any legal or equitable right, benefit or remedy of any nature whatsoever.

*                *                *

[Signature Page Follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 18

In witness whereof, the parties have executed this Confidential Patent Purchase Agreement as of the Effective Date:

NOKIA CORPORATION	VRINGO, INC.

/s/ Paul Melin	/s/ Andrew Perlman
Signature	Signature

Paul Melin	/s/ Andrew Perlman
Printed Name	Printed Name

Vice President
Intellectual Property	CEO
Title	Title

Espoo, August 9, 2012	August 8, 2012
Date	Date

/s/ Jukka Nihtilä
Signature

Jukka Nihtilä
Printed Name

Head, Business Development
Legal & IP
Title

Espoo, August 9, 2012
Date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 19

Exhibit A

ASSIGNED PATENTS

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
DE69330097.3	MENETELMÄ SMS-SANOMIEN LÄHETTÄMISEKSI ALERTIA VIIVÄSTÄMÄLLÄ	Grant	2089	DE	17.09.1993	93919376.9
EP660992	MENETELMÄ SMS-SANOMIEN LÄHETTÄMISEKSI ALERTIA VIIVÄSTÄMÄLLÄ	Grant	2089	EP	17.09.1993	93919376.9
FI109064	MENETELMÄ SMS-SANOMIEN LÄHETTÄMISEKSI ALERTIA VIIVÄSTÄMÄLLÄ	Grant	2089	FI	18.09.1992	924198
FR660992	MENETELMÄ SMS-SANOMIEN LÄHETTÄMISEKSI ALERTIA VIIVÄSTÄMÄLLÄ	Grant	2089	FR	17.09.1993	93919376.9
GB660992	MENETELMÄ SMS-SANOMIEN LÄHETTÄMISEKSI ALERTIA VIIVÄSTÄMÄLLÄ	Grant	2089	GB	17.09.1993	93919376.9
US5682600	A METHOD FOR STARTING A SHORT MESSAGE TRANSMISSION	Grant	2089	US	17.09.1993	08/403901
DE69331152.5	METHOD AND APPARATUS FOR SYNCHRONIZING SPEECH FRAMES BETWEENBASE STATIONS	Grant	2314	DE	24.09.1993	93920866.6
EP720805	METHOD AND APPARATUS FOR SYNCHRONIZING SPEECH FRAMES BETWEENBASE STATIONS	Grant	2314	EP	24.09.1993	93920866.6
US5722074	SOFT HANDOFF IN A CELLULAR TELECOMMUNICATIONS SYSTEM	Grant	2314	US	24.09.1993	08/619701
US5600705	METHOD FOR CALL ESTABLISHMENT	Grant	2336	US	20.09.1993	08/387926
CNZL96190165.9	A METHOD FOR SPLITTING AND COMBINING FAX GROUP 3 DATA IN TRANSPARENT HSCSD	Grant	2390	CN	06.03.1996	96190165.9
US5805301	FACSIMILE TRANSMISSION IN A MOBILE COMMUNICATION SYSTEM	Grant	2390	US	06.03.1996	08/732467
CN97192428.7	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Grant	2398	CN	18.02.1997	97192428.7
EP885540	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Abandoned	2398	EP	18.02.1997	97903403
IN200572	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Grant	2398	IN	14.02.1997	304/MAS/97
PH1-1997-55589	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Grant	2398	PH	17.02.1997	I-55589
SG55627	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Grant	2398	SG	18.02.1997	9804369.8
US6285884	FAST MOVING MOBILE STATION HANDLING IN A MACRO CELL	Grant	2398	US	30.11.2000	09/117486

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 20

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
DE69326903	Method for congestion management in a frame relay network and a node in a frame relay network	Grant	2651	DE	14.12.1993	94901974.9
EP788698	Method for congestion management in a frame relay network and a node in a frame relay network	Grant	2651	EP	14.12.1993	94901974.9
GB788698	Method for congestion management in a frame relay network and a node in a frame relay network	Grant	2651	GB	14.12.1993	94901974.9
US5638359	Method for congestion management in a frame relay network and a node in a frame relay network	Grant	2651	US	14.12.1993	08/454233
DE69328565.6	A METHOD FOR CONGESTION MANAGEMENT IN A FRAME RELAY NETWORK AND A NODE IN A FRAME RELAY NETWORK	Grant	2652	DE	14.12.1993	94901973.1
EP673573	A METHOD FOR CONGESTION MANAGEMENT IN A FRAME RELAY NETWORK AND A NODE IN A FRAME RELAY NETWORK	Grant	2652	EP	14.12.1993	94901973.1
FR673573	A METHOD FOR CONGESTION MANAGEMENT IN A FRAME RELAY NETWORK AND A NODE IN A FRAME RELAY NETWORK	Grant	2652	FR	14.12.1993	94901973
GB673573	A METHOD FOR CONGESTION MANAGEMENT IN A FRAME RELAY NETWORK AND A NODE IN A FRAME RELAY NETWORK	Grant	2652	GB	14.12.1993	94901973
JP3273790	A METHOD FOR CONGESTION MANAGEMENT IN A FRAME RELAY NETWORK AND A NODE IN A FRAME RELAY NETWORK	Grant	2652	JP	14.12.1993	6513838
US6064648	METHOD FOR NOTIFYING A FRAME RELAY NETWORK OF TRAFFIC CONGESTION IN AN ATM	Grant	2702	US	21.12.1995	08/875582
AU696034	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	AU	13.1.1995	14180/95
CA2181333	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	CA	13.1.1995	2181333
CNZL95191251.8	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	CN	13.1.1995	95191251.8
DE69528819.9	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	DE	13.1.1995	95905653.2
EP740875	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	EP	13.1.1995	95905653.2
ES2186710	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	ES	13.1.1995	95905653.2
FI94816	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	FI	17.1.1994	940220

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 21

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
FR740875	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	FR	13.1.1995	95905653.2
GB740875	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	GB	13.1.1995	95905653.2
IT740875	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	IT	13.1.1995	95905653.2
JP2927553	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	JP	13.1.1995	7-518860
NZ278086	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	NZ	13.1.1995	278086
US5841774	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	US	13.1.1995	08/676202
US20050240981	SPLIT ADVERTISEMENT	Pending	4561	US	24.06.2005	11/165994
US6961953	SPLIT ADVERTISEMENT	Grant	4561	US	29.12.2000	09/752127
US6577721	CONFERENCE CALL MACRO	Grant	6390	US	30.04.1999	09/302811
US6029065	REMOTE FEATURE CODE PROGRAMMING FOR MOBILE STATIONS	Grant	6815	US	05.05.1997	08/841850
CNZL95197341.X	A METHOD FOR INDICATING A MULTI-SLOT CHANNEL IN A TDMA RADIOSYSTEM	Grant	7158	CN	24.11.1995	95197341.X
NL1001744	A METHOD FOR INDICATING A MULTI-SLOT CHANNEL IN A TDMA RADIOSYSTEM	Grant	7158	NL	24.11.1995	1001744
US6295286	A METHOD FOR INDICATING A MULTI-SLOT CHANNEL IN A TDMA RADIOSYSTEM	Grant	7158	US	24.11.1995	08/836969
CNZL96195981.9	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	CN	29.05.1996	96195981.9
DE69633315.5	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	DE	05.06.1996	96304138.9
EP748136	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	EP	05.06.1996	96304138.9
JP3842335	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	JP	30.05.1996	8-136887
NL748136	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	NL	05.06.1996	96304138.9
RU2153238	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	RU	29.05.1996	97119934
US6081534	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	US	06.06.1996	08/659590
AU716158	NEW 14.4 KBIT/S SERVICE FOR GSM	Grant	7272	AU	31.10.1996	73003/96
US7420948	NEW 14.4 KBIT/S SERVICE FOR GSM	Grant	7272	US	09.09.2005	11/221797

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 22

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US6173187	ADAPTIIVINEN MENETELMÄ OPTIMAALISEN SIR-TAVOITTEEN ASETTAMISEKSI	Grant	7300	US	25.11.1997	09/117274
US6366602	BCCH-CARRIER CHANGE FOR GSM	Grant	7485	US	03.12.1997	09/117700
US6349099	Connection identification in transmission system of wireless telecommunication network over ATM protocol stack	Grant	7776	US	11.6.1998	09/460158
US6859447	A BASESTATION CONTROLLER (BSC) BASED ON AN ATM SWITCH	Grant	7794	US	30.12.1997	09/607065
AT1068762	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	AT	30.03.1999	99945702.1
AU755890	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	AU	30.03.1999	59468/99
CH1068762	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	CH	30.03.1999	99945702.1
CNZL99804679.5	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	CN	30.03.1999	99804679.5
DE69927492.3	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	DE	30.03.1999	99945702.1
EP1068762	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	EP	30.03.1999	99945702.1
JP4059626	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	JP	30.03.1999	2000-544146
NL1068762	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	NL	30.03.1999	99945702.1
NO325596	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	NO	30.03.1999	20004893
US6456237	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	US	30.03.1999	09/677114
GB2370183	NBR POOL FOR SIMA NETWORK	Grant	7959	GB	20.7.1999	30514.4
US6249816	NBR POOL FOR SIMA NETWORK	Grant	7959	US	22.7.1998	09/120607
DE69935006.9	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	DE	9.12.1999	99966074.9
EP1135962	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	EP	9.12.1999	99966074.9
FR1135962	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	FR	9.12.1999	99966074.9

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 23

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
GB1135962	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	GB	9.12.1999	99966074.9
IT1135962	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	IT	9.12.1999	99966074.9
SE1135962	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	SE	9.12.1999	99966074.9
US6549938	System and method for prioritizing multicast packets in a network service class utilizing a priority-based quality of service	Grant	7960	US	10.12.1998	09/209182
US6466794	CHANNEL ALLOCATION	Grant	10215	US	21.01.1998	09/357180
CNZL97192088.5	MT SMS QUEUING AT THE VISITED MSC	Grant	10609	CN	04.02.1997	97192088.5
FI102346	MT SMS QUEUING AT THE VISITED MSC	Grant	10609	FI	05.02.1996	FI 960523
US6463291	MT SMS QUEUING AT THE VISITED MSC	Grant	10609	US	04.02.1997	09/117701
CA2250037	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	CA	27.3.1997	2250037
CNZL97194117.3	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	CN	27.3.1997	97194117.3
DE69738106.4	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	DE	27.3.1997	97908301.1
EP894383	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	EP	27.3.1997	97908301.1
ES894383	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	ES	27.3.1997	97908301.1
FI103456	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	FI	29.3.1996	961442
FR894383	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	FR	27.3.1997	97908301.1
GB894383	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	GB	27.3.1997	97908301.1
HK1017189	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	HK	27.4.1999	99101866.1
IN206503	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	IN	20.3.1997	IN 588/MAS/97
IT894383	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	IT	27.3.1997	97908301.1
PH1-1997-55861	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	PH	17.3.1997	I-55861
US6738374	SPEECH TRANSMISSION IN A PACKET NETWORK	Grant	10732	US	27.3.1997	09/155426
US6085100	METHOD OF ROUTING REPLY SHORT MESSAGES	Grant	10762	US	02.01.1998	09/125752
CNZL98807025.1	ROUTING SHORT MESSAGES	Grant	10765	CN	02.06.1998	98807025.1
DE69834402.2	ROUTING SHORT MESSAGES	Grant	10765	DE	02.06.1998	98924342.3
EP992164	ROUTING SHORT MESSAGES	Grant	10765	EP	02.06.1998	98924342.3
ES992164	ROUTING SHORT MESSAGES	Grant	10765	ES	02.06.1998	98924342.3
FI109511	ROUTING OF MOBILE ORIGINATED SHORT MESSAGES (MO-SM) FORM SMSC TO THE RIGHT	Grant	10765	FI	03.06.1997	FI 972357
FR992164	ROUTING SHORT MESSAGES	Grant	10765	FR	02.06.1998	98924342.3
GB992164	ROUTING SHORT MESSAGES	Grant	10765	GB	02.06.1998	98924342.3
IT992164	ROUTING SHORT MESSAGES	Grant	10765	IT	02.06.1998	98924342.3
JP3988836	ROUTING SHORT MESSAGES	Grant	10765	JP	02.06.1998	11-501673

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 24

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
NL992164	ROUTING SHORT MESSAGES	Grant	10765	NL	02.06.1998	98924342.3
SE992164	ROUTING SHORT MESSAGES	Grant	10765	SE	02.06.1998	98924342.3
US6292669	ROUTING SHORT MESSAGES	Grant	10765	US	02.06.1998	09/454946
US6571284	RADIOTOISTINTEN AUTOMAATTINEN VIRITYS	Grant	10780	US	02.01.1998	09/331764
CNZL00816538.6	CALL ROUTING IN A TELECOMMUNICATION SYSTEM	Grant	10906	CN	29.11.2000	816538.6
EP1234418	CALL ROUTING IN A TELECOMMUNICATION SYSTEM	Grant	10906	EP	29.11.2000	985284.9
GB1234418	CALL ROUTING IN A TELECOMMUNICATION SYSTEM	Grant	10906	GB	29.11.2000	985284.9
US7606261	CALL ROUTING IN A TELECOMMUNICATION SYSTEM	Grant	10906	US	29.11.2000	10/153180
CNZL01810732.X	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	CN	04.06.2001	01810732.X
DE60115454.1	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	DE	04.06.2001	1938289.4
EP1303942	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	EP	04.06.2001	1938289.4
ES1303942	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	ES	04.06.2001	1938289.4
FI111594	IP-TEKNIIKAN JA WEB-SIVUJEN HYÖDYNTÄMINEN MATKAPUHELINVERKONTILAAJATIETOJEN	Grant	10919	FI	05.06.2000	20001339
FR1303942	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	FR	04.06.2001	1938289.4
GB1303942	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	GB	04.06.2001	1938289.4
IT1303942	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Grant	10919	IT	04.06.2001	1938289.4
US20040038679	MANAGEMENT OF SUBSCRIBER DATA IN MOBILE SYSTEM	Pending	10919	US	04.06.2001	10/297333
US7012924	Process and unit for configuring or monitoring ATM devices comprising registers	Grant	10969	US	11.1.2000	09/889522
CA2287227	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	CA	09.04.1998	2287227
CNZL98804385.8	DATA TRANSMISSION IN A MOBILE NETWORK	Grant	11159	CN	09.04.1998	98804385.8
DE69834917.2	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	DE	09.04.1998	98913785.6
EP985288	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	EP	09.04.1998	98913785.6
FR985288	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	FR	09.04.1998	98913785.6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 25

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
GB985288	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	GB	09.04.1998	98913785.6
IT985288	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	IT	09.04.1998	98913785.6
US6353605	Method to combine the radio and fixed network transmission channels effectively in the fixed	Grant	11159	US	09.04.1998	09/418660
DE69733613.1	ROUTING OF PACKETS IN A TELECOMMUNICATIONS SYSTEM	Grant	11162	DE	27.10.1997	97910478.3
EP941592	ROUTING OF PACKETS IN A TELECOMMUNICATIONS SYSTEM	Grant	11162	EP	27.10.1997	97910478.3
FR941592	ROUTING OF PACKETS IN A TELECOMMUNICATIONS SYSTEM	Grant	11162	FR	27.10.1997	97910478.3
GB941592	ROUTING OF PACKETS IN A TELECOMMUNICATIONS SYSTEM	Grant	11162	GB	27.10.1997	97910478.3
IT941592	ROUTING OF PACKETS IN A TELECOMMUNICATIONS SYSTEM	Grant	11162	IT	27.10.1997	97910478.3
US6870839	CROSS-CONNECTING SUB-TIMESLOT DATA RATES	Grant	11338	US	21.9.1999	09/400645
CNZL98812499.8	CALLING SUBSCRIBER VALIDATION	Grant	11399	CN	23.12.1998	98812499.8
DE69829118.2	CALLING SUBSCRIBER VALIDATION	Grant	11399	DE	23.12.1998	98962457.2
EP1053626	CALLING SUBSCRIBER VALIDATION	Grant	11399	EP	23.12.1998	98962457.2
GB1053626	CALLING SUBSCRIBER VALIDATION	Grant	11399	GB	23.12.1998	98962457.2
US6678368	CALLING SUBSCRIBER VALIDATION	Grant	11399	US	23.12.1998	09/594334
US6345091	Telecommunication system and method for implementing an ISDN PBX interface	Grant	11406	US	16.2.1999	09/641381
EP1013132	SWITCH ARRANGEMENT	Grant	11590	EP	14.7.1998	98935047.5
GB1013132	SWITCH ARRANGEMENT	Grant	11590	GB	14.7.1998	98935047.5
US6735203	SWITCH ARRANGEMENT	Grant	11590	US	14.7.1998	09/480235
DE69838103.3	BUFFER MANAGEMENT	Grant	11602	DE	27.10.1998	98950138.2
EP1031253	BUFFER MANAGEMENT	Grant	11602	EP	27.10.1998	98950138.2
FR1031253	BUFFER MANAGEMENT	Grant	11602	FR	27.10.1998	98950138.2
US6549541	BUFFER MANAGEMENT	Grant	11602	US	27.10.1998	09/557467
US6954426	METHOD AND SYSTEM FOR ROUTING IN AN ATM NETWORK	Grant	11674	US	31.5.1999	09/728615
CA2276374	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	CA	26.10.1998	2276374
CN98802213.3	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	CN	26.10.1998	98802213.3
DE69828151.9	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	DE	26.10.1998	98950132.5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 26

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
EP956714	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	EP	26.10.1998	98950132.5
ES956714	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	ES	26.10.1998	98950132.5
FI105981	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	FI	30.10.1997	974100
FR956714	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	FR	26.10.1998	98950132.5
GB956714	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	GB	26.10.1998	98950132.5
IT956714	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	IT	26.10.1998	98950132.5
JP4317271	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	JP	26.10.1998	11-530114
US6393121	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	US	26.10.1998	09/331874
EP1232646	MENETELMÄ GSM-TILAAJAN LASKUTUKSEN OHJAAMISEKSI KESKITETYN SSP-KESKUKSEN	Publication	14208	EP	23.11.2000	981400.5
US6980791	MENETELMÄ GSM-TILAAJAN LASKUTUKSEN OHJAAMISEKSI KESKITETYN SSP-KESKUKSEN	Grant	14208	US	23.11.2000	10/152353
EP1142236	Data transmission method and a network element	Publication	14268	EP	23.12.1999	99967599.4
JP4477240	Data transmission method and a network element	Grant	14268	JP	23.12.1999	2000-591759
US7792092	Data transmission method and a network element	Grant	14268	US	23.12.1999	09/868819
US6466790	SOLSA AND GPRS	Grant	14541	US	17.01.2000	09/903865
US7031318	Selection of a virtual path or channel in a communications network	Grant	14633	US	20.4.2000	10/013634
US7050403	PACKET LENGTH CLASSIFICATION	Grant	14670	US	12.04.1999	09/970754
BR9917334	TRANSMISSION AND INTERCONNECTION METHOD	Publication	14734	BR	31.05.1999	PI9917334.4
CA2374847	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	CA	31.05.1999	2374847
CNZL99816695.2	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	CN	31.05.1999	99816695.2
JP3782348	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	JP	31.05.1999	2001-500582
KR700080	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	KR	31.05.1999	7015377/2001
US7072358	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	US	31.05.1999	09/997200
DE69940526.2	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	Grant	14777	DE	14.5.1999	99973857.8

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 27

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
EP1179266	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	Grant	14777	EP	14.5.1999	99973857.8
FR1179266	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	Grant	14777	FR	14.5.1999	99973857.8
GB1179266	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	Grant	14777	GB	14.5.1999	99973857.8
US 11/448132	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	N/A	14777	US	7.6.2006	11/448132
US7075923	IP TELEPHONY GATEWAY FOR SOLUTION FOR TELECOM SWITCHES	Grant	14777	US	14.5.1999	10/002242
DE69917686.7	Connection management in ATM based network and in ATM network elements	Grant	14786	DE	23.12.1999	99968379
EP1245130	Connection management in ATM based network and in ATM network elements	Grant	14786	EP	23.12.1999	99968379
US7467209	Connection management in ATM based network and in ATM network elements	Grant	14786	US	23.12.1999	10/149734
CA2375995	ARCHITECTURE FOR IP TEPELHONY NETWORK WITH MOBILITY SUPPORT	Grant	14926	CA	12.06.2000	2375995
CN811870.1	ARCHITECTURE FOR IP TEPELHONY NETWORK WITH MOBILITY SUPPORT	Grant	14926	CN	12.06.2000	811870.1
US7502339	ARCHITECTURE FOR IP TEPELHONY NETWORK WITH MOBILITY SUPPORT	Grant	14926	US	21.06.1999	09/337330
BR13975	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Publication	15038	BR	13.09.2000	PI0013975.0
CA2384290	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	CA	13.09.2000	2384290
CNZL00812876.6	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	CN	13.09.2000	812876.6
DE60044939.4	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	DE	13.09.2000	966045.7
EP1212919	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	EP	13.09.2000	966045.7
ES1212919	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	ES	13.09.2000	966045.7
GB1212919	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	GB	13.09.2000	966045.7
JP3602501	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	JP	13.09.2000	524385/2001
KR531144	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	KR	13.09.2000	7003438/2002
US7242933	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	US	13.09.2000	10/088452
AU773182	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	AU	11.10.1999	63372/99
BE1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	BE	11.10.1999	99950691.8
CA2385914	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	CA	11.10.1999	2385914

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 28

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
CH1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	CH	11.10.1999	99950691.8
CNZL99816942.0	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	CN	11.10.1999	99816942
DE69923611.8	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	DE	11.10.1999	99950691.8
EP1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	EP	11.10.1999	99950691.8
ES1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	ES	11.10.1999	99950691.8
FR1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	FR	11.10.1999	99950691.8
GB1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	GB	11.10.1999	99950691.8
IT1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	IT	11.10.1999	99950691.8
JP3694266	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	JP	11.10.1999	2001-530235
KR621232	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	KR	11.10.1999	7004651/2002
NL1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	NL	11.10.1999	99950691.8
SE1221212	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	SE	11.10.1999	99950691.8
US7720048	Channel allocation in a network element between at least two networks	Grant	15251	US	11.4.2001	10/297764
JP4357835	PROVIDING MT SERVICES FOR UNREGISTERED SUBSCRIBERS IN R2000IM NETWORKS	Grant	15483	JP	04.01.2002	2002-555050
JP4929248	PROVIDING MT SERVICES FOR UNREGISTERED SUBSCRIBERS IN R2000IM NETWORKS	Grant	15483	JP	06.08.2008	2008-202743
US7043246	PROVIDING MT SERVICES FOR UNREGISTERED SUBSCRIBERS IN R2000IM NETWORKS	Grant	15483	US	04.01.2002	10/035339
CNZL00819649.4	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	CN	16.06.2000	819649.4
DE60010529.6	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	DE	16.06.2000	942088.6
EP1295465	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	EP	16.06.2000	942088.6
FR1295465	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	FR	16.06.2000	942088.6
GB1295465	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	GB	16.06.2000	942088.6
US7986422	MULTIMEDIA MESSAGING DIGITAL PRINT DESIGNATION FORMAT	Grant	15513	US	16.06.2000	10/296891
US6934280	Multiple services emulation over a single network service	Grant	16675	US	4.5.2000	09/565675
US7353278	SUBSCRIPTION OF EVENTS IN IMS FROM AN EXTERNAL NETWORK	Grant	16712	US	04.06.2003	10/517532
CN200480014430	TRANSMITTING KEY LOAD/THROUGHPUT FIGURES FOR CLUSTER NODES IN HEARTBEAT	Grant	16875	CN	24.05.2004	200480014430
EP1627316	TRANSMITTING KEY LOAD/THROUGHPUT FIGURES FOR CLUSTER NODES IN HEARTBEAT	Publication	16875	EP	24.05.2004	4734532.7

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 29

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
JP4129473	TRANSMITTING KEY LOAD/THROUGHPUT FIGURES FOR CLUSTER NODES IN HEARTBEAT	Grant	16875	JP	24.05.2004	2006-508328
US7546366	TRANSMITTING KEY LOAD/THROUGHPUT FIGURES FOR CLUSTER NODES IN HEARTBEAT	Grant	16875	US	31.07.2003	10/630972
DE69727641.4	METHOD FOR SENDING A SECURE MESSAGE IN A TELECOMMUNICATION SYSTEM	Grant	17007	DE	04.11.1997	97308890.9
EP841770	METHOD FOR SENDING A SECURE MESSAGE IN A TELECOMMUNICATION SYSTEM	Grant	17007	EP	04.11.1997	97308890.9
FR841770	METHOD FOR SENDING A SECURE MESSAGE IN A TELECOMMUNICATION SYSTEM	Grant	17007	FR	04.11.1997	97308890.9
GB841770	METHOD FOR SENDING A SECURE MESSAGE IN A TELECOMMUNICATION SYSTEM	Grant	17007	GB	04.11.1997	97308890.9
US5909491	METHOD FOR SENDING A SECURE MESSAGE IN A TELECOMMUNICATIONSSYSTEM	Grant	17007	US	06.11.1996	08/744682
US6996195	MMSE INTERPOLATION TECHNIQUES FOR THE LEAST SQUARES CHANNELESTIMATE IN STC	Grant	17122	US	21.12.2000	09/746376
CN2806506.9	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	CN	11.03.2002	2806506.9
DE60243027.5	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	DE	11.03.2002	02707033.3
EP1378064	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Allowance	17233	EP	11.03.2002	2707033.3
IN223183	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	IN	11.03.2002	1420/CHENP/2
RU2273091	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	RU	11.03.2002	2003130270
US7155173	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	US	17.12.2001	10/024412
US7693492	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	US	12.09.2005	11/225263
DE60331071	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	DE	17.07.2003	3765225.2
EP1523840	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	EP	17.07.2003	3765225.2
FR1523840	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	FR	17.07.2003	3765225.2
GB1523840	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	GB	17.07.2003	3765225.2
US7218618	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	US	19.07.2002	10/198599
US6128659	Method and apparatus for resolving dynamic channel assignment conflict in AAL2 negotiation procedure	Grant	17304	US	24.2.1998	09/028804

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 30

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
DE69901031.4	Method and apparatus for efficient switching of partial minicells in ATM adaptation layer 2	Grant	17307	DE	19.5.1999	99924367.8
EP1080601	Method and apparatus for efficient switching of partial minicells in ATM adaptation layer 2	Grant	17307	EP	19.5.1999	99924367.8
US6449276	Method and apparatus for efficient switching of partial minicells in ATM adaptation layer 2	Grant	17307	US	20.5.1998	09/082031
US6717948	Knowledge-based connection admission method and apparatus for providing efficient multiplexing of data and speech over AAL2	Grant	17309	US	30.7.1998	09/126835
CNZL00804632.8	GENERIC LABEL ENCAPSULATION PROTOCOL FOR CARRYING LABEL SWITCHED PACKETS	Grant	17315	CN	09.03.2000	804632.8
US6331978	GENERIC LABEL ENCAPSULATION PROTOCOL FOR CARRYING LABEL SWITCHED PACKETS	Grant	17315	US	09.03.1999	09/264758
DE60039288	MINI PACKET SWITCHING IN IP BASED CELLULAR ACCESS NETWORKS	Grant	17326	DE	03.03.2000	917722.1
EP1157506	MINI PACKET SWITCHING IN IP BASED CELLULAR ACCESS NETWORKS	Grant	17326	EP	03.03.2000	917722.1
FR1157506	MINI PACKET SWITCHING IN IP BASED CELLULAR ACCESS NETWORKS	Grant	17326	FR	03.03.2000	917722.1
GB1157506	MINI PACKET SWITCHING IN IP BASED CELLULAR ACCESS NETWORKS	Grant	17326	GB	03.03.2000	917722.1
IT29517 BE/2008	MINI PACKET SWITCHING IN IP BASED CELLULAR ACCESS NETWORKS	Grant	17326	IT	03.03.2000	917722.1
US6366961	METHOD AND APPARATUS FOR PROVIDING MINI PACKET SWITCHING INIP BASED	Grant	17326	US	03.03.1999	09/262148
DE60234466.2	Mechanism to create pinhole for existing session in middlebox	Grant	17439	DE	6.12.2002	2788297.6
EP1451705	Mechanism to create pinhole for existing session in middlebox	Grant	17439	EP	6.12.2002	2788297.6
US7420943	Mechanism to create pinhole for existing session in middlebox	Grant	17439	US	6.12.2002	10/314494
CN200580013835	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Grant	17746	CN	10.03.2005	200580013835
EP1776644	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Publication	17746	EP	10.03.2005	5725368.4
IN243980	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Grant	17746	IN	10.03.2005	5366/DELNP/2
JP4672002	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Grant	17746	JP	10.03.2005	2007-503048

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 31

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7558283	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Grant	17746	US	02.03.2005	11/071492
ZA2006/8432	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN CDMA2000 NETWORK	Grant	17746	ZA	10.03.2005	2006/8432
CN200580026870	CELLULAR ENABLED WLAN OPERATION CONFIGURATION	Grant	17918	CN	23.06.2005	200580026870
EP1767009	CELLULAR ENABLED WLAN OPERATION CONFIGURATION	Local filing	17918	EP	23.06.2005	5754686.3
TW94121076	CELLULAR ENABLED WLAN OPERATION CONFIGURATION	Allowance	17918	TW	24.06.2005	94121076
US7289807	CELLULAR ENABLED WLAN OPERATION CONFIGURATION	Grant	17918	US	23.06.2005	11/159700
US6408063	A SUBSCRIBER RELATED INFO TO B-SUBSCRIBER BEFORE CALL IS ANSWERED	Grant	18052	US	05.10.1999	09/412926
CNZL00806049.5	ROTATING SCH TRANSMISSION	Grant	18319	CN	07.04.2000	806049.5
DE60039231.7	ROTATING SCH TRANSMISSION	Grant	18319	DE	07.04.2000	920976.8
EP1166589	ROTATING SCH TRANSMISSION	Grant	18319	EP	07.04.2000	920976.8
FR1166589	ROTATING SCH TRANSMISSION	Grant	18319	FR	07.04.2000	920976.8
GB1166589	ROTATING SCH TRANSMISSION	Grant	18319	GB	07.04.2000	920976.8
IT1166589	ROTATING SCH TRANSMISSION	Grant	18319	IT	07.04.2000	920976.8
NL1166589	ROTATING SCH TRANSMISSION	Grant	18319	NL	07.04.2000	920976.8
US6973060	ROTATING SCH TRANSMISSION	Grant	18319	US	03.01.2000	09/476500
AT1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	AT	18.10.2001	1980558.9
BE1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	BE	18.10.2001	1980558.9
BRPI0114863-	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Publication	18965	BR	18.10.2001	PI0114863.0
CA2426082	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	CA	18.10.2001	2426082
CH1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	CH	18.10.2001	1980558.9
CNZL01817866.9	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	CN	18.10.2001	1817866.9
DE60115947	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	DE	18.10.2001	1980558.9
EP1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	EP	18.10.2001	1980558.9
ES1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	ES	18.10.2001	1980558.9

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 32

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
FI111044	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	FI	24.10.2000	20002337
FR1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	FR	18.10.2001	1980558.9
GB1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	GB	18.10.2001	1980558.9
IT1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	IT	18.10.2001	1980558.9
JP4638470	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	JP	05.09.2007	2007-230678
KR509575	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	KR	18.10.2001	20037005573
NL1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	NL	18.10.2001	1980558.9
SE1330933	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	SE	18.10.2001	1980558.9
SG95367	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	SG	18.10.2001	200301203.6
US7126940	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	US	23.10.2001	10/004084
ZA2003/3108	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN GERAN, SDOMAIN	Grant	18965	ZA	18.10.2001	2003/3108
US7647374	OPTIMIZED SIP SIGNALING FOR MULTIPLE SIMULTANEOUS SIP SESSIONS	Grant	19120	US	03.07.2001	10/483006
CN1701329	A METHOD FOR COLLECTING USAGE BASED INFORMATION FOR CHARGING	Allowance	19264	CN	11.03.2003	3806589.4
EP1500012	A METHOD FOR COLLECTING USAGE BASED INFORMATION FOR CHARGING	Publication	19264	EP	11.03.2003	3706810.3
US7860806	A METHOD FOR COLLECTING USAGE BASED INFORMATION FOR CHARGING	Grant	19264	US	12.03.2002	10/096712
EP1451994	Method and system for handling network congestion	Abandoned	19277	EP	23.11.2001	1274740.8
US7782777	Method and system for handling network congestion	Grant	19277	US	23.11.2001	10/495011
DE60307707.2	SIMPLE ADMISSION CONTROL FOR IP BASED RADIO ACCESS NETWORKS	Grant	19437	DE	20.03.2003	3251763.3
EP1347603	SIMPLE ADMISSION CONTROL FOR IP BASED RADIO ACCESS NETWORKS	Grant	19437	EP	20.03.2003	3251763.3
FR1347603	SIMPLE ADMISSION CONTROL FOR IP BASED RADIO ACCESS NETWORKS	Grant	19437	FR	20.03.2003	3251763.3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 33

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7489632	SIMPLE ADMISSION CONTROL FOR IP BASED RADIO ACCESS NETWORKS	Grant	19437	US	22.03.2002	10/105067
EP1500209	NEW CLIPPING METHOD	Grant	23720	EP	29.04.2003	3722635.4
GB1500209	NEW CLIPPING METHOD	Grant	23720	GB	29.04.2003	3722635.4
US7940857	NEW CLIPPING METHOD	Grant	23720	US	29.04.2003	10/511759
EP1579640	PRIORITIZED RLC RETRANSMISSIONS, WITH MAC BUFFERING	Publication	23857	EP	01.12.2003	3775703.6
US7489691	PRIORITIZED RLC RETRANSMISSIONS, WITH MAC BUFFERING	Grant	23857	US	23.12.2002	10/325736
BE1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	BE	06.07.2000	9944091.8
CH1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	CH	06.07.2000	9944091.8
CN101969326	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Publication	24835	CN	28.10.2010	201010526581
CN1360764	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Publication	24835	CN	06.07.2000	810081
DE60010882.1	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	DE	06.07.2000	944091.8
EP1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Opposition	24835	EP	06.07.2000	944091.8
ES1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	ES	06.07.2000	944091.8
FI111438	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	FI	09.07.1999	991589
FR1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	FR	06.07.2000	944091.8
GB1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	GB	06.07.2000	944091.8
IT1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	IT	06.07.2000	944091.8
JP3977640	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	JP	06.07.2000	2001-509178
KR449817	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	KR	06.07.2000	2001-7016957
NL1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	NL	06.07.2000	944091.8
SE1186119	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	SE	06.07.2000	944091.8

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 34

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7724720	METHOD FOR TRANSMITTING A SEQUENCE OF SYMBOLS	Grant	24835	US	17.07.2006	11/457879
US20080144570	METHOD AND APPARRATUS OF SCHEDULING AND MODULATION/CODING SELECTION FOR	Pending	25862	US	21.02.2008	12/035133
US6901046	METHOD AND APPARRATUS OF SCHEDULING AND MODULATION/CODING SELECTION FOR	Grant	25862	US	26.12.2001	10/025609
US7561509	METHOD AND APPARRATUS OF SCHEDULING AND MODULATION/CODING SELECTION FOR	Grant	25862	US	26.07.2004	10/898354
US6665309	METHODS AND APPARATUS OF CHANNEL ALLOCATION WITH CODE DIVISION MULTIPLEXING	Grant	25975	US	28.06.2002	10/185402
US7050406	METHODS AND APPARATUS OF CHANNEL ALLOCATION WITH CODE DIVISION MULTIPLEXING	Grant	25975	US	12.12.2003	10/735266
US7085257	Network phonebook	Grant	26053	US	06.04.2000	09/544141
US6965562	POOLING H.323 GATEWAYS TO RESTRICT WAN-LINK OVERLOADING	Grant	26126	US	14.12.2000	09/735516
EP1073295	LOCATION UPDATE PROCEDURE IN INTERNATIONAL (OR INTER OPERATIONAL) WIRELESS	Publication	26505	EP	28.07.2000	306448.2
US7171209	LOCATION UPDATE PROCEDURE IN INTERNATIONAL (OR INTER OPERATIONAL) WIRELESS	Grant	26505	US	30.03.2004	10/812171
DE60002904.2	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	DE	14.09.2000	958915.1
EP1221149	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	EP	14.09.2000	958915.1
FI1221149	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	FI	14.09.2000	958915.1
FR1221149	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	FR	14.09.2000	958915.1
GB1221149	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	GB	14.09.2000	958915.1
SE1221149	ASSEMBLY AND ASSOCIATED METHOD, FOR REMOTELY MONITORING A SURVEILLANCE	Grant	27006	SE	14.09.2000	958915.1
US6288641	REMOTE AUDIO-SURVEILLANCE WITH A MOBILE PHONE	Grant	27006	US	15.09.1999	09/396692
DE1197036	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	DE	07.06.2000	935241
EP1197036	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	EP	07.06.2000	935241
FI111583	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	FI	30.06.1999	991493
FR1197036	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	FR	07.06.2000	935241
GB1197036	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	GB	07.06.2000	935241
NL1197036	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	NL	07.06.2000	935241
US7193995	LICENSE CONTROL AT A GATEWAY SERVER	Grant	27008	US	07.06.2000	10/019893

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 35

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7333946	TICKETING WITH PRINTING OPTION	Grant	27014	US	30.04.2001	09/843718
FI111899	A BILLING SOLUTION FOR MULTIMEDIA MESSAGING	Grant	29648	FI	16.06.2000	20001437
US7590225	A BILLING SOLUTION FOR MULTIMEDIA MESSAGING	Grant	29648	US	15.06.2001	09/882756
US6930988	Method and system for fast IP connectivity in a mobile network	Grant	30602	US	28.10.2002	10/282926
DE60331848.7	MOBILE ROUTER COST METRIC FOR ROUTING PROTOCOL UPDATES IN MOBILE ROUTER	Grant	30625	DE	08.10.2003	3751094.8
EP1559242	MOBILE ROUTER COST METRIC FOR ROUTING PROTOCOL UPDATES IN MOBILE ROUTER	Grant	30625	EP	08.10.2003	3751094.8
GB1559242	MOBILE ROUTER COST METRIC FOR ROUTING PROTOCOL UPDATES IN MOBILE ROUTER	Grant	30625	GB	08.10.2003	3751094.8
KR745206	MOBILE ROUTER COST METRIC FOR ROUTING PROTOCOL UPDATES IN MOBILE ROUTER	Grant	30625	KR	08.10.2003	7008153/2005
US7035940	MOBILE ROUTER COST METRIC FOR ROUTING PROTOCOL UPDATES IN MOBILE ROUTER	Grant	30625	US	07.11.2002	10/290031
US6741555	ENHANCEMENT OF EXPLICIT CONGESTION FOR NOTIFICATION (ECN) FOR WIRELESS NETWORK	Grant	31502	US	14.6.2000	09/594463
CNZL02122854.X	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	CN	07.06.2002	02122854.X
DE60208990.5	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	DE	28.05.2002	2396076.8
EP1265420	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	EP	28.05.2002	2396076.8
ES1265420	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	ES	28.05.2002	2396076.8
FR1265420	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	FR	28.05.2002	2396076.8
GB1265420	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	GB	28.05.2002	2396076.8
IT1265420	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	IT	28.05.2002	2396076.8
US7085808	METHOD OF TELLING A WIRELESS CLIENT FROM A LOCAL SERVER	Grant	33025	US	07.06.2001	09/876480
US7103681	ADAPTATION SYSTEM PROVIDING TERMINAL-SPECIFIC URLS OF DOWNLOADABLE	Grant	36688	US	19.06.2003	10/601278
EP1680879	METHOD OF INFORMING TERMINAL CAPABILITY TO NETWORK AFTER START-UP OR ON	Publication	36740	EP	28.10.2004	4791765.3
US7478146	METHOD OF INFORMING TERMINAL CAPABILITY TO NETWORK AFTER START-UP OR ON	Grant	36740	US	03.11.2003	10/700346

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 36

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7627692	MULTIPLEXING OF COMPRESSED CONTROL AND USER-PLANE MESSAGES	Grant	37366	US	30.01.2004	10/768343
CN200480020637	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	CN	23.06.2004	200480020637
DE602004033083	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	DE	23.06.2004	4743792.6
EP1645157	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	EP	23.06.2004	4743792.6
GB1645157	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	GB	23.06.2004	4743792.6
PL1645157	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	PL	23.06.2004	4743792.6
RO1645157	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	RO	23.06.2004	4743792.6
SE1645157	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	SE	23.06.2004	4743792.6
US7917152	A MECHANISM FOR ENABLING A MOBILE NODE TO ENGAGE IN IP SIGNALING WITH ITS OFF-	Grant	39894	US	12.02.2004	10/776502
AT1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	AT	16.12.2004	4806376.2
AU2004309946	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	AU	16.12.2004	2004309946
CH1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	CH	16.12.2004	4806376.2
CN200480041579	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	CN	16.12.2004	200480041579
CN200910126587	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	CN	16.03.2009	200910126587
DE1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	DE	16.12.2004	4806376.2
EP1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	EP	16.12.2004	4806376.2
ES1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	ES	16.12.2004	4806376.2
FR1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	FR	16.12.2004	4806376.2
GB1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	GB	16.12.2004	4806376.2
HU1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	HU	16.12.2004	4806376.2
IN3722/DELNP/2	INDICATING INITIAL FLOOR STATE IN SDP	Filing	40217	IN	16.12.2004	3722/DELNP/2
IT1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	IT	16.12.2004	4806376.2
JP4078381	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	JP	16.12.2004	2006-546370
KR761805	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	KR	16.12.2004	2006-7014663
NL1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	NL	16.12.2004	4806376.2
RO1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	RO	16.12.2004	4806376.2
SE1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	SE	16.12.2004	4806376.2
TR1700419	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	TR	16.12.2004	4806376.2
US7920499	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	US	26.03.2004	10/809710
DE602005020445	DISCOVERY OF V4-V6 INTERWORKING ROUTER	Grant	40233	DE	08.06.2005	5748845.4
EP1759519	DISCOVERY OF V4-V6 INTERWORKING ROUTER	Grant	40233	EP	08.06.2005	5748845.4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 37

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
IN388/DELNP/20	DISCOVERY OF V4-V6 INTERWORKING ROUTER	Filing	40233	IN	08.06.2005	388/DELNP/20
US7710964	DISCOVERY OF V4-V6 INTERWORKING ROUTER	Grant	40233	US	20.08.2004	10/921849
EA10335	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Grant	40284	EA	18.02.2005	EA200601344/
EP1719352	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Publication	40284	EP	18.02.2005	5717234.8
RU10335	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Grant	40284	RU	18.02.2005	200601344
US20080062930	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Pending	40284	US	14.09.2007	11/898773
US7333793	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Grant	40284	US	05.04.2004	10/816931
AU2005212893	HSDPA HS-DPCCH DUTY CYCLE	Grant	40312	AU	14.02.2005	2005212893
CN200580010576	HSDPA HS-DPCCH DUTY CYCLE	Grant	40312	CN	14.02.2005	200580010576
IN4685/DELNP/2	HSDPA HS-DPCCH DUTY CYCLE	Filing	40312	IN	14.02.2005	4685/DELNP/2
JP4551902	HSDPA HS-DPCCH DUTY CYCLE	Grant	40312	JP	14.02.2005	2006-553605
US20050278420	METHOD TO GET SUBCRIBER'S IDENTITIES FROM IMS BASED ON IMSI.METHOD TO CHECK	Allowance	40322	US	26.04.2005	11/114216
EP1797693	REQUEST RATE LIMITER	Publication	40333	EP	26.08.2005	5784113.2
US7583647	REQUEST RATE LIMITER	Grant	40333	US	24.02.2005	11/063967
EP1779697	SCHEDULING NODE B CHANGE DURING SHO	Publication	40609	EP	12.08.2005	5772926.1
IN1569/DELNP/2	SCHEDULING NODE B CHANGE DURING SHO	Local filing	40609	IN	12.08.2005	1569/DELNP/2
JP4954073	SCHEDULING NODE B CHANGE DURING SHO	Grant	40609	JP	12.08.2005	2007-526603
KR927525	SCHEDULING NODE B CHANGE DURING SHO	Grant	40609	KR	12.08.2005	2007-7006069
CN101044771	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Publication	40773	CN	03.11.2004	200480044232
DE602004021646	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	DE	03.11.2004	4798766.4
DK1808029	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	DK	03.11.2004	4798766.4
EP1808029	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	EP	03.11.2004	4798766.4
GB1808029	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	GB	03.11.2004	4798766.4
IN2238/DELNP/2	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Local filing	40773	IN	03.11.2004	2238/DELNP/2
JP4612050	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	JP	03.11.2004	2007-539641
KR912629	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	KR	03.11.2004	2007-7010154
MYMY-142706-A	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	MY	03.11.2004	PI20055102
PK783/2005	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Filing	40773	PK	24.08.2005	783/2005
RO1808029	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Grant	40773	RO	03.11.2004	4798766.4
TW94137753	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Filing	40773	TW	28.10.2005	94137753
US20090156215	LACK OF CHANNEL CODINGS IMPLIES A HANDOVER	Pending	40773	US	27.04.2007	11/666578

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 38

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US7283092	ENHANCED SWITCHED BEAM SMART ANTENNAS FOR TD-SCDMA	Grant	40837	US	20.05.2005	11/133277
EP1842386	DOWNLINK DATA OPTIMIZATION FOR PS HANDOVER	Publication	40985	EP	08.12.2005	5824117.5
HR39569	DOWNLINK DATA OPTIMIZATION FOR PS HANDOVER	Publication	40985	HR	08.12.2005	P200703056A
RU2405285	DOWNLINK DATA OPTIMIZATION FOR PS HANDOVER	Grant	40985	RU	08.12.2005	2007132872
UA93039	DOWNLINK DATA OPTIMIZATION FOR PS HANDOVER	Grant	40985	UA	08.12.2005	2007 09534
US7817622	UMA WITH OPTIMISED USER PLANE	Grant	41305	US	12.12.2005	11/298622
EP1964357	SUBSCRIPTION TO RSS/ATOM FEEDS WITH SIP	Local filing	41410	EP	26.10.2006	6809713.8
US20070143502	SUBSCRIPTION TO RSS/ATOM FEEDS WITH SIP	Pending	41410	US	27.03.2006	11/389026
AU2005268547	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	AU	25.07.2005	2005268547
BRPI0514400	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Publication	43895	BR	25.07.2005	PI0514400.0
CA2575106	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Filing	43895	CA	25.07.2005	2575106
CN200580032286	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	CN	25.07.2005	200580032286
EP1779684	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Publication	43895	EP	25.07.2005	5772981.6
HK8102265.6	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Publication	43895	HK	28.02.2008	8102265.6
IDW00200700292	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Filing	43895	ID	25.07.2005	W00200700292
IN856/DELNP/20	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Local filing	43895	IN	25.07.2005	856/DELNP/20
JP4750114	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	JP	25.07.2005	2007-523168
KR899132	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	KR	25.07.2005	2007-7003351
MX277338	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	MX	25.07.2005	MX/a/2007/001
RU2407236	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	RU	25.07.2005	2007105981
SG200700603.4	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Allowance	43895	SG	26.01.2007	200700603.4
SG200905097.2	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Publication	43895	SG	27.07.2009	200905097.2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 39

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
US20060020669	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Pending	43895	US	26.07.2004	10/899322
ZA2007/1602	FORBIDDING OF CONTENT ADAPTATION WHEN SENDING A MESSAGE	Grant	43895	ZA	25.07.2005	2007/1602
US20060015520	METHOD TO ENHANCE APPLICATION CONTENT PURCHASE PROCEDURE	Pending	44802	US	14.06.2004	10/868499
CN101112048	SMART WLAN NETWORK SCANNING	Allowance	44839	CN	20.12.2005	200580047549
EP1829292	SMART WLAN NETWORK SCANNING	Local filing	44839	EP	20.12.2005	5850701.3
KR899331	SMART WLAN NETWORK SCANNING	Grant	44839	KR	20.12.2005	2007-7016572
US7366511	SMART WLAN NETWORK SCANNING	Grant	44839	US	20.12.2004	11/017426
CN200580023268	A SYSTEM AND ARCHITECTURE FOR VIRTUAL PRIVATE NETWORKING	Grant	45193	CN	31.05.2005	200580023268
EP1769377	A SYSTEM AND ARCHITECTURE FOR VIRTUAL PRIVATE NETWORKING	Publication	45193	EP	31.05.2005	5751741.9
JP4657294	A SYSTEM AND ARCHITECTURE FOR VIRTUAL PRIVATE NETWORKING	Grant	45193	JP	31.05.2005	2007-514186
US7730294	A SYSTEM AND ARCHITECTURE FOR VIRTUAL PRIVATE NETWORKING	Grant	45193	US	04.06.2004	10/861226
CN101053201	IP CAROUSELS FOR BANDWIDTH USAGE OPTIMIZATION IN DVB-H IP ENCAPSULATORS	Publication	45236	CN	27.10.2005	200580037510
EP1807970	IP CAROUSELS FOR BANDWIDTH USAGE OPTIMIZATION IN DVB-H IP ENCAPSULATORS	Publication	45236	EP	27.10.2005	5809969.8
US7729385	IP CAROUSELS FOR BANDWIDTH USAGE OPTIMIZATION IN DVB-H IP ENCAPSULATORS	Grant	45236	US	01.11.2004	10/976851
CN200580044792	MOBILE CONFERENCING	Grant	45410	CN	26.10.2005	200580044792
EP1810445	MOBILE CONFERENCING	Publication	45410	EP	26.10.2005	5819781.5
IN3635/DELNP/2	MOBILE CONFERENCING	Local filing	45410	IN	26.10.2005	3635/DELNP/2
KR895028	MOBILE CONFERENCING	Grant	45410	KR	26.10.2005	2007-7012367
US8150920	MOBILE CONFERENCING	Grant	45410	US	01.11.2004	10/978861
EP1869929	A METHOD FOR PACKET TRAFFIC OPTIMIZED RADIO RESOURCE MANAGEMENT	Local filing	46645	EP	12.04.2006	6727470.4
US7630338	A METHOD FOR PACKET TRAFFIC OPTIMIZED RADIO RESOURCE MANAGEMENT	Grant	46645	US	12.04.2006	11/403695
APAP/P/08/00440	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Allowance	46841	AP	29.09.2006	AP/P/08/00440
CN101278589	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Publication	46841	CN	29.09.2006	200680036107
EP1938648	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Publication	46841	EP	29.09.2006	6808913.5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 40

Patent/ Publication	Title	Status	Family	County	Filing Date	Filing No.
IN1917/DELNP/2	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Local filing	46841	IN	29.09.2006	1917/DELNP/2
JP2009-	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Publication	46841	JP	29.09.2006	2008-531818
KR992075	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Grant	46841	KR	29.09.2006	2008-7007485
PK1286/2006	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Filing	46841	PK	29.09.2006	1286/2006
TW95136469	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Filing	46841	TW	29.09.2006	95136469
US20070070949	PSI/SI INDICATOR AND TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR	Pending	46841	US	28.09.2006	11/540940
US20070238525	EVENT TRIGGERED MICRO AND MINIGAMES	Pending	51553	US	30.03.2006	11/393588
EP2011311	UTILIZING PRESENCE SERVICE FOR SERVICE DISCOVERY IN MOBILE BROADCAST	Abandoned	52014	EP	05.04.2007	7754821.2
US20070240189	UTILIZING PRESENCE SERVICE FOR SERVICE DISCOVERY IN MOBILE BROADCAST	Abandoned	52014	US	06.04.2006	11/398757
US7869837	MOBILE IP NODE LOSSLESS TRANSITION FROM IDLE TO AWAKE STATE	Grant	52069	US	13.12.2006	11/610436
US8112075	HARQ-AWARE CQI REPORTING	Grant	52716	US	23.03.2007	11/728265
EP1873998	USER PRIVACY: PROTECTING IMSI FROM ACTIVE ATTACKERS IN 3GPPLTE (REL 8)	Publication	53394	EP	22.06.2007	7252548.8
US20080002829	USER PRIVACY: PROTECTING IMSI FROM ACTIVE ATTACKERS IN 3GPPLTE (REL 8)	Pending	53394	US	27.06.2007	11/769621
US20080153510	UPDATING SERVER WHEN NO TAG EXISTING	Pending	54228	US	22.12.2006	11/615327
CN101653023	I-HSPA ADAPTER IDENTIFICATION IN SGSN	Publication	56536	CN	31.03.2008	200880010870
EP2132915	I-HSPA ADAPTER IDENTIFICATION IN SGSN	Local filing	56536	EP	31.03.2008	8736805.6
IN5874/CHENP/2	I-HSPA ADAPTER IDENTIFICATION IN SGSN	Publication	56536	IN	31.03.2008	5874/CHENP/2
US7907969	I-HSPA ADAPTER IDENTIFICATION IN SGSN	Grant	56536	US	30.03.2007	11/731127
US20080256627	COPYRIGHTS WITH POST-PAYMENTS FOR P2P FILE SHARING	Pending	56542	US	13.04.2007	11/734863

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 41

Exhibit B

ESSENTIAL CELLULAR PATENTS

Patent/ Publication	STD Org.	Standard	Title	Status	Family	County	Filing Date	Filing No.
US5722074	ETSI	WC DMA	SOFT HANDOFF IN A CELLULAR TELECOMMUNICATIONS SYSTEM	Grant	2314	US	24.09.1993	08/619701
	ARIB	T63
US5805301	ETSI	GSM	FACSIMILE TRANSMISSION IN A MOBILE COMMUNICATION SYSTEM	Grant	2390	US	06.03.1996	08/732467
EP740875	ATM	ATM	METHOD AND SYSTEM FOR CONTROLLING STATISTICALLY MULTIPLEXEDATM BUS	Grant	2704	EP	13.1.1995	95905653.2
US6295286	ETSI	GSM	A METHOD FOR INDICATING A MULTI-SLOT CHANNEL IN A TDMA RADIOSYSTEM	Grant	7158	US	24.11.1995	08/836969
US6081534	ETSI	GSM, DECT	IMPLEMENTATION OF MUTUAL RATE ADAPTATIONS IN DATA SERVICES BETWEEN GSM AND	Grant	7164	US	06.06.1996	08/659590
US7420948	ETSI	GSM	NEW 14.4 KBIT/S SERVICE FOR GSM	Grant	7272	US	09.09.2005	11/221797
US6859447	ETSI	WC DMA	A BASESTATION CONTROLLER (BSC) BASED ON AN ATM SWITCH	Grant	7794	US	30.12.1997	09/607065
	ARIB	T63
US6456237	ETSI	GSM, WC DMA	TRACKING OF REAL TIME AND OBSERVED TIME DIFFERENCE VALUES INTIME	Grant	7882	US	30.03.1999	09/677114
	ARIB	T63
US6393121	ETSI	GSM	SCP.N OHJAAMAN LISÄVALINNAN KERÄÄMISEN MONIPUOLISTAMINEN	Grant	14028	US	26.10.1998	09/331874
	ITU	Q1238.2
US7792092	IETF	IETF	Data transmission method and a network element	Grant	14268	US	23.12.1999	09/868819
US7072358	ETSI	GSM, WC DMA	TRANSMISSION AND INTERCONNECTION METHOD	Grant	14734	US	31.05.1999	09/997200
	ARIB	T63
US7242933	ETSI	LTE, WC DMA	RELOCATION OF RRC PROTOCOL IN SRNS RELOCATION	Grant	15038	US	13.09.2000	10/088452
	ARIB	T63
EP1221212	ETSI	GSM, WC DMA	SYNCHRONIZATION OF PROTOCOL REMAPPING	Grant	15081	EP	11.10.1999	99950691.8
	ARIB	T63
US7043246	ETSI	GSM, WC DMA, SAE	PROVIDING MT SERVICES FOR UNREGISTERED SUBSCRIBERS IN R2000IM NETWORKS	Grant	15483	US	04.01.2002	10/035339
	ARIB	T63

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 42

Patent/ Publication	STD Org.	Standard	Title	Status	Family	County	Filing Date	Filing No.
US7155173	IETF	IETF	CROSS SESSION DICTIONARY FOR COMPRESSION OF TEXT-BASED MESSAGES	Grant	17233	US	17.12.2001	10/024412
US7218618	IETF	IETF	GPRS/UMTS GGSN/IGSN ACTING AS MOBILE IP PROXY	Grant	17242	US	19.07.2002	10/198599
US6331978	ITU-T	G.7041/Y.1303	GENERIC LABEL ENCAPSULATION PROTOCOL FOR CARRYING LABEL SWITCHED PACKETS	Grant	17315	US	09.03.1999	09/264758
US7558283	ARIB	T64(cdma2000)	CORRELATION OF SERVICE INSTANCE, R-P CONNECTION AND RADIO CONNECTION IN	Grant	17746	US	02.03.2005	11/071492
US6408063	ETSI	GSM, WC DMA	A SUBSCRIBER RELATED INFO	Grant	18052	US	05.10.1999	09/412926
	ARIB	T63, T64	TO B-SUBSCRIBER BEFORE CALL IS ANSWERED
US6973060	ETSI	GSM	ROTATING SCH TRANSMISSION	Grant	18319	US	03.01.2000	09/476500
US7126940	ETSI	GSM	ASSOCIATION OF TLLI AND SCCP CONNECTION TO ENABLE FAST DEPLOYMENT OF LCS IN	Grant	18965	US	23.10.2001	10/004084
US7724720	ETSI	WC DMA	METHOD FOR TRANSMITTING A	Grant	24835	US	17.07.2006	11/457879
	ARIB	T63	SEQUENCE OF SYMBOLS
US6901046	ETSI	WC DMA	METHOD AND APPARRATUS OF	Grant	25862	US	26.12.2001	10/025609
	ARIB	T63, T64	SCHEDULING AND MODULATION/CODING SELECTION FOR
US7050406	ETSI	WC DMA	METHODS AND APPARATUS OF	Grant	25975	US	12.12.2003	10/735266
	ARIB	T63, T64	CHANNEL ALLOCATION WITH CODE DIVISION MULTIPLEXING
US7920499	OMA	OMA	INDICATING INITIAL FLOOR STATE IN SDP	Grant	40217	US	26.03.2004	10/809710
US7333793	ETSI	GSM	PS HANDOVER MECHANISM - LLC SYCHRONISATION	Grant	40284	US	05.04.2004	10/816931
AU2005212893	ETSI	WC DMA	HSDPA HS-DPCCH DUTY CYCLE	Grant	40312	AU	14.02.2005	2005212893
	ARIB	T63
EP1779697	ETSI	WC DMA	SCHEDULING NODE B CHANGE	Publication	40609	EP	12.08.2005	5772926.1
	ARIB	T63	DURING SHO
US20090156215	ETSI	GSM, WC DMA	LACK OF CHANNEL CODINGS	Pending	40773	US	27.04.2007	11/666578
	ARIB	T63	IMPLIES A HANDOVER
EP1842386	ETSI	GSM	DOWNLINK DATA	Publication	40985	EP	08.12.2005	5824117.5
			OPTIMIZATION FOR PS HANDOVER
US20070070949	ETSI	WC DMA	PSI/SI INDICATOR AND	Pending	46841	US	28.09.2006	11/540940
	ARIB	T63	TRANSFERING PSI/SI BLOCKS IN THE TRANSPARENT CONTAINER FOR

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 43

Exhibit C

ASSIGNMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, Nokia Corporation, with a registered address at Keilalahdentie 2-4, 02150 Espoo, Finland (“Assignor”), does hereby assign, transfer and convey unto _________________________, with an office at ____________________________________________________ (“Assignee”), all of Assignor’s entire right, title and interest in and to (a) all Assigned Patents and patent applications listed below (including all inventions and discoveries claimed or otherwise disclosed therein); (b) all reissues, reexaminations, continuations, parents, continuations-in-part, divisionals and extensions (collectively “Related Cases”) of such Assigned Patents and patent applications; (c) Assigned Patents or patent applications (i) to which any or all of the foregoing directly or indirectly claims priority, and (ii) for which any or all of the foregoing directly or indirectly forms a basis for priority; and (d) all Related Cases (whether pending, issued, abandoned or filed in the future) and foreign counterparts to any or all of the foregoing , certificates of invention and equivalent rights worldwide (collectively “Patent Rights”):

Assigned Patents specified in Exhibit A attached hereto.

In addition, Assignor agrees to and hereby does sell, assign, transfer and convey unto Assignee all rights (i) in and to causes of action and enforcement rights for the Patent Rights including all rights to pursue damages, injunctive relief and other remedies for past, present and future infringement of the Patent Rights, (ii) the right to apply (or continue prosecution) in any and all countries of the world for Assigned Patents, design Assigned Patents, utility models, certificates of invention or other governmental grants for the Patent Rights, including under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding, and (iii) the rights, if any, to revive prosecution of any abandoned Patent Rights.

Assignor also hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all Assigned Patents or certificates of invention or equivalent which may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

The terms and conditions of this Assignment shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successor, assigns and other legal representatives.

IN WITNESS WHEREOF, this Assignment of Patent Rights is executed at ________ on __________________________.

ASSIGNOR

By:

Name:

Title:

(Signature must be notarized)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 44

Exhibit D

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Exchange Act of 1934, as amended.

Confidential – Page 45